EXHIBIT 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certification accompanies the issuer’s Annual Report on Form 10-KSB and is not filed, as provided in Release 33-8212, 34-47551 dated March 21, 2003.

In connection with the accompanying Annual Report of Central Valley Community Bancorp (“CVCB”) on Form 10-KSB for the quarter ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gayle Graham, Chief Financial Officer of CVCB, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CVCB.

A signed original of this written statement required by Section 906 has been provided to Central Valley Community Bancorp and will be retained by Central Valley Community Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 24, 2003

/s/ Gayle Graham
GAYLE GRAHAM
Chief Financial Officer